EXHIBIT INDEX


Exhibit
Number    Document Description

99.1      Executive Compensation Agreement between the
          Company, ACX Technologies, Inc. and Robert R. Kauffman dated November 20, 1996 (filed as Exhibit 10.10 to the Company's Annual Report on Form 10-KSB for the year ended August 31, 1996 and incorporated by reference herein).

99.2      Executive Compensation Agreement between the
          Company and Thomas LaVoy dated November 20, 1996 (filed as Exhibit 10.11 to the Company's Annual Report on Form
          10-KSB for the year ended August 31, 1996 and incorporated by reference herein).

99.3 Demand for Arbitration and Statement of the Nature of the Dispute




                                                     Exhibit 99.3

William J. Maledon
Scott W. Rodgers
OSBORN MALEDON, P.A.
2929 North Central Avenue
Suite 2100
Phoenix, Arizona  85012-2794
(602) 207-1288

Attorneys for Claimant Photocomm, Inc.



           BEFORE THE AMERICAN ARBITRATION ASSOCIATION



 PHOTOCOMM, INC., an           )
 Arizona corporation,          )     Case No._______________
                               )
      Claimant,                )
                               )
 vs.                           )        DEMAND FOR
                               )      ARBITRATION AND
 ROBERT R. KAUFFMAN and THOMAS )      STATEMENT OF THE
 C. LAVOY, individuals,        )    NATURE OF THE DISPUTE
                               )
      Respondents.             )
                               )



     In support of its Demand for Arbitration, Photocomm, Inc.

states as follows:


1.         Photocomm, Inc. is an Arizona corporation,

     headquartered in Scottsdale.  It manufactures and markets

     solar electric (photovoltaic) systems and products for

     wireless power applications.


2.         Respondent Robert R. Kauffman ("Kauffman") is the

     former President and Chief Executive Officer of Photocomm.

     Respondent Thomas C. LaVoy ("LaVoy") is the former Chief

     Financial Officer of Photocomm.


3.         On or about November 21, 1996, Photocomm entered into

     separate Employment Agreements with Kauffman and LaVoy.  The

     Kauffman Employment Agreement is attached hereto as Exhibit

     A; the LaVoy Employment Agreement is Exhibit B hereto.


4.         Both the Kauffman and LaVoy Employment Agreements

     contain arbitration provisions.  (See Exhibit A Sec. XVIII;

     Exhibit B Sec. XVII.)


5.         Pursuant to the Employment Agreements, Photocomm had

     the right to terminate the employment of Kauffman and LaVoy without cause.  (See Exhibit A Sec. VII (C); Exhibit B Sec.

     VI(C).)  On January 31, 1997, the Photocomm Board of

     Directors terminated the employment of Kauffman and LaVoy

     without cause.


6.         Section VII(C) of the Kauffman Employment Agreement and

     Section VI(C) of the LaVoy Employment Agreement specify

     certain severance benefits that Kauffman and LaVoy are

     entitled to receive upon the satisfaction of certain

     conditions (the "Severance Payments").


7.         Importantly, the Employment Agreements obligate

     Kauffman and LaVoy to execute an "appropriate legal release"

     before they are entitled to receive the Severance Payments.

     (See Exhibit A Sec. VII(C)(7); Exhibit B Sec. VI(C)(7).)   The

     Employment Agreements state that this requirement is a

     "condition precedent" of Kauffman and LaVoy receiving "any"

     Severance Payments.


8.         The Employment Agreements are clear that Kauffman and

     LaVoy must agree in the legal release both: (a) "not to

     bring any legal claims against [Photocomm] of whatever

     nature or kind in connection with [their] employment and

     separation from employment, except for benefits of

     employment . . ."; and (b) to "surrender all of [their]

     rights to bring any legal claim against [Photocomm], other than for such vested rights, under any federal or state law,

     statute, or ordinance."  (Id. (emphasis added).)  Thus, the

     Employment Agreements obligate Kauffman and LaVoy to execute broad, complete releases in favor of Photocomm.


9.         The Severance Payments also are contingent on Photocomm

     receiving a report from KPMG Peat Marwick, Photocomm's 1996 auditors, as to whether any portion of the Severance

     Payments are an "excess parachute payment" pursuant to

     Section 280G of the Internal Revenue Code ("Section 280G").

     The Employment Agreements specify that Kauffman and LaVoy

     are not entitled to receive any Severance Payments above the limits set forth in Section 280G.  Photocomm currently is

     waiting for KPMG Peat Marwick to complete its analysis.


10.        On January 31, 1997, Kauffman and LaVoy were given

     draft Severance Agreements containing legal releases.  The draft Severance Agreements did not contain all actual dollar amounts Kauffman and LaVoy were to receive because Photocomm did not have all necessary information available to it,

     including the required information from KPMG Peat Marwick.

     And, of course, Photocomm did not request KPMG Peat Marwick to begin its analysis until after the Board voted to

     terminate the employment of Kauffman and LaVoy.


11.        Since January 31, 1997, Photocomm representatives have

     attempted to contact Kauffman and LaVoy to discuss the draft

     Severance Agreements.  Kauffman and LaVoy did not return

     repeated phone calls or otherwise contact Photocomm.

     Eventually, a Photocomm representative reached Kauffman, who refused to discuss the matter except to say that Photocomm would be hearing from his attorney.  Additionally, Photocomm has recently learned that Kauffman and his attorneys have

     contacted KPMG Peat Marwick, and such contact may have

     delayed KPMG Peat Marwick from completing its Section 280G analysis for Photocomm.


12.        Recently, Kauffman and LaVoy, through counsel, have

     informed Photocomm that they will not comply with the

     release provisions of the Employment Agreements.  Despite

     the clear language of the Employment Agreements specifying that Kauffman and LaVoy must execute a legal release in

     which they agree to "surrender all of [their] rights to

     bring any legal claim against [Photocomm]", Kauffman and

     LaVoy have taken the position that they are not required to sign complete, broad releases.


13.        Photocomm bargained for the right to complete, broad

     releases from Kauffman and LaVoy.  Kauffman and LaVoy are in breach of the terms of the Employment Agreements for failing to provide such releases.  A dispute exists between the

     parties as to the scope of the releases Kauffman and LaVoy must execute under the Employment Agreements.


14.        Through counsel, Kauffman and LaVoy have also asserted,

     prematurely, that the Severance Payments do not constitute an "excess parachute payment" under Section 280G and have

     demanded payment of amounts in excess of the Severance

     Payments.  Thus, a dispute exists as to the amounts

     Photocomm is obligated to pay Kauffman and LaVoy.


15.        To be sure, Photocomm does not dispute that it must pay

     Kauffman and LaVoy the Severance Payments described in the

     Employment Agreement at the appropriate time.  Photocomm

     remains ready, willing, and able to pay the Severance

     Payments once the conditions precedent in the Employment

     Agreement are fully satisfied.


16.        Photocomm is unable to calculate with precision the

     amount in controversy at this time.


     WHEREFORE, Photocomm requests the following relief in this

Arbitration:

     A.   An order requiring Kauffman and LaVoy to execute

complete, broad releases in accordance with the provisions of the

Employment Agreement; and

     B.   A declaration that Photocomm, upon payment to Kauffman

and LaVoy of the Severance Payments (after receipt of appropriate releases and the report from KPMG Peat Marwick), has satisfied all obligations owed to Kauffman and LaVoy; and

     C.   A declaration that Kauffman and LaVoy are not entitled

to treble damages pursuant to the Arizona Wage Act; and

     D.   Such other relief as is appropriate.

     Respectfully submitted this 25th day of February, 1997.



                                     OSBORN MALEDON, P.A.

                                     By /s/ Scott W. Rodgers
                                       William J. Maledon
                                       Scott W. Rodgers
                                       2929 North Central Avenue
                                       Suite 2100
                                       Phoenix, Arizona  85012-2794

                                     Attorneys for Claimant